UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2009

Lifevantage Corporation
(Exact name of registrant as specified in its charter)

California	000-30489	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11545 W. Bernardo Court, Suite 301, San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 312-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 29, 2009, Lifevantage Corporation issued a press release entitled, “Lifevantage Announces Fourth Quarter and Fiscal Year 2009 Financial and Operating Results”. The press release is attached as Exhibit 99.1 hereto, which is furnished under Item 2.02 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure

On September 29, 2009, Lifevantage Corporation issued a press release entitled, “Lifevantage Announces Fourth Quarter and Fiscal Year 2009 Financial and Operating Results”. The press release is attached as Exhibit 99.1 hereto, which is furnished under Item 7.01 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits

99.1 Press release, dated September 29, 2009, entitled, “Lifevantage Announces Fourth Quarter and Fiscal Year 2009 Financial and Operating Results”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2009

LIFEVANTAGE CORPORATION

By:	/s/ Carrie E. Carlander
Carrie E. Carlander Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated September 29, 2009, entitled, “Lifevantage Announces Fourth Quarter and Fiscal Year 2009 Financial and Operating Results”.